UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 20, 2012

Date of Report (Date of earliest event reported)

MOLEX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-7491	36-2369491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 Wellington Court, Lisle, Illinois 60532

(Address and zip code of principal executive offices)

(630) 969-4550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 20, 2012, Martin P. Stark, Vice Chairman and Chief Executive Officer of Molex Incorporated issued a statement to employees. A copy of the statement is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1        Statement issued by Martin P. Stark to employees of Molex Incorporated dated July 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLEX INCORPORATED

Date: July 20, 2012	By:	/s/ Mark R. Pacioni
Mark R. Pacioni
Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Statement issued by Martin P. Stark to employees of Molex Incorporated dated July 20, 2012

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